CAPITAL MANAGEMENT	6 Months Ended
Jun. 30, 2022
Capital Management

20. CAPITAL MANAGEMENT

The Company considers the aggregate of its common shares, options, warrants and borrowings as capital. The Company’s capital management objective is to ensure sufficient resources are available to meet day to day operating requirements and to safeguard its ability to continue as a going concern to provide returns for shareholders and benefits for other shareholders.

For the six months ended June 30, 2022, the Company had negative cash from operations and the main source of cash flow was generated from 2021 and prior financing activities. Potential business activities are appropriately evaluated by senior management and a formal review and approval process has been established by the Board of Directors. The Company may enter new financing arrangements to meet its objectives for managing capital until the Company’s operating cash flows are sufficient to cover its operational requirements. The Company’s capital management objectives were being met in 2022 primarily from the use of existing cash balances from 2021 and prior issuances of common shares and warrants and generating increasing revenue in 2022 from the Company’s reportable segments as presented in Note 21.

The Company’s officers and senior management take full responsibility for managing the Company’s capital and do so through quarterly meetings and regular review of financial information. The Company’s Board of Directors is responsible for overseeing this process.

The Company is not subject to any external capital requirements. As discussed in Note 12, on June 16, 2022, the Company announced that it plans to repurchase up to $5 million of its common shares.